Strategic Income Portfolio
Portfolio of Investments
October 31, 1996


                                                               Principal            U.S. $ Value
------------------------------------------------------------------------------------------------
Bonds & Notes -- 90.8%
------------------------------------------------------------------------------------------------
ARGENTINA, 4.2%                                             U.S. Dollars
Argentina Discount Bond (Brady), 6.4375%, 3/31/23
(identified cost $5,119,445)                                   7,700,000         $     5,563,250
                                                                                 ---------------

AUSTRALIA, 0.6%                                       Australian Dollars
State Electricity - Victoria, 9.25%, 9/18/03
(identified cost $733,564)                                     1,000,000         $       851,231
                                                                                 ---------------

BRAZIL, 7.3%                                                U.S. Dollars
Brazil Discount Bond (Brady), 6.5%, 4/15/24
(identified cost $7,844,804)                                  13,200,000         $     9,718,500
                                                                                 ---------------

COLOMBIA, 2.7%                                              U.S. Dollars
FEN, 9.375%, 6/15/06
(identified cost $3,552,500)                                   3,500,000         $    3,609,375
                                                                                 ---------------

CZECH REPUBLIC, 4.6%                                       Czech Korunas
CEZ (Czech Electric Company), 14.375%, 1/27/01
(identified cost $6,022,084)                                 159,710,000         $     6,137,439
                                                                                 ---------------

DENMARK, 1.4%                                               Danish Krone
Denmark Government, 8%, 3/15/06
(identified cost $1,869,421)                                  10,000,000         $     1,849,713
                                                                                 ---------------

ECUADOR 1.4%                                                U.S. Dollars
Ecuador Discount Bond (Brady), 6.50%, 2/28/25
(identified cost $1,625,211)                                   2,900,000         $     1,901,313
                                                                                 ---------------

IRELAND, 10.3%                                               Irish Pound
Irish Government, 8%, 8/18/06                                  3,000,000         $     5,243,751
Irish Government, 9.25%, 7/11/03                               4,500,000               8,411,749
                                                                                 ---------------
Total Ireland (identified cost $12,681,571)                                      $    13,655,500
                                                                                 ---------------

NEW ZEALAND, 4.2%                                    New Zealand Dollars
New Zealand Government, 6.5%, 2/15/00                          4,000,000         $     2,769,047
New Zealand Government, 8%, 11/15/06                           3,800,000               2,819,933
                                                                                 ---------------
Total New Zealand (identified cost $5,317,623)                                   $     5,588,980
                                                                                 ---------------

NORWAY, 5.3%                                            Norwegian Krones
Norway Government, 6.75%, 1/15/07                             20,000,000         $     3,121,289
Norway Government, 7.0%, 5/31/01                              24,000,000               3,914,686
                                                                                 ---------------
Total Norway (identified cost $6,814,190)                                        $     7,035,975
                                                                                 ---------------

POLAND, 6.4%                                                Polish Zloty
Polish Government T-Bill, 0%, 11/6/96                          4,640,000         $     1,645,932
Polish Government T-Bill, 0%, 12/18/96                         3,670,000               1,274,691
Polish Government T-Bill, 0%, 1/1/97                           5,860,000               2,021,571
Polish Government T-Bill, 0%, 1/29/97                         10,420,000               3,545,081
                                                                                 ---------------
Total Poland (identified cost $8,560,401)                                        $     8,487,275
                                                                                 ---------------

UNITED STATES, 42.2%                                        U.S. Dollars
Corporate Bonds & Notes, 5.4%
Agricultural Minerals & Chemicals,
Sr. Notes, 10.75%, 9/30/03                                     1,000,000         $     1,065,000
Applied Extrusion, Sr. Notes, 11.5%, 4/1/02                    1,000,000               1,045,000
Dayton Hudson Medium Term Note, 9.5%, 6/10/15                    665,000                 767,769
Dayton Hudson Medium Term Note, 9.52%, 6/10/15                   350,000                 404,583
Overhead Door Corp., Sr. Notes, 12.25%, 2/1/00                   500,000                 540,000
TRW Inc., Medium Term Note, 9.35%, 6/4/20                      1,900,000               2,288,417
United International Holdings Inc.,
Sr. Sec. Disc. Notes, 0%, 11/15/99                             1,500,000               1,035,000
                                                                                 ---------------
Total United States Corporate Bonds & Notes
(identified cost $6,740,638)                                                     $     7,145,769
                                                                                 ---------------

Mortgage Pass-Throughs, 34.9%                               U.S. Dollars
Federal Home Loan Mortgage Corp.
Participation Certificates:
4.75%, with various maturities to 2003                            40,582         $        39,776
5.5%, with maturity at 2019                                       22,409                  22,429
8%, with various maturities to 2021                            4,438,216               4,591,223
8.5%, with various maturities to 2024                          5,428,489               5,711,766
9%, with maturity at 2019                                        996,142               1,061,484
12.5%, with maturity at 2011                                     126,267                 143,651
12.75%, with maturity at 2013                                    201,306                 229,027
13%, with maturity at 2013                                       146,828                 171,027
13.5%, with maturity at 2019                                     552,700                 649,918
                                                                                 ---------------
                                                                                 $    12,620,301
                                                                                 ---------------

Federal National Mortgage Association
Mortgage-Backed Securities:
4.75%, with maturity at 1999                                      65,853         $        65,200
5%, with maturity at 2003                                        156,521                 153,070
5.5%, with various maturities to 2012                            133,861                 133,327
7.5%, with maturity at 2002                                      939,228                 958,609
8%, with various maturities to 2013                            4,029,758               4,177,277
8.5%, with various maturities to 2026                          3,637,468               3,823,635
9%, with various maturities to 2017                            8,292,458               8,814,032
12.75%, with maturity at 2014                                    197,178                 230,626
13%, with various maturities to 2015                           1,408,664               1,643,333
13.25%, with maturity at 2014                                    303,799                 360,103
13.5%, with various maturities to 2015                         1,235,267               1,438,421
14.75%, with various maturities to 2012                        2,942,240               3,555,441
                                                                                 ---------------
                                                                                 $    25,353,074
                                                                                 ---------------

Government National Mortgage Association:                   U.S. Dollars
6.5%, with various maturities to 2007                          1,292,604         $     1,298,318
8%, with maturity at 2017                                      4,781,543               4,978,231
9%, with maturity at 2016                                      1,240,467               1,323,852
13.5%, with various maturities to 2014                           562,280                 673,444
                                                                                 ---------------
                                                                                 $     8,273,845
                                                                                 ---------------
Total Mortgage Pass-Throughs (identified cost, $45,801,731)                      $    46,247,220
                                                                                 ---------------
U.S. Treasury Bond, 11.75%, 2/15/01+                        U.S. Dollars
(identified cost, $2,603,438)                                  2,000,000         $     2,422,180
                                                                                 ---------------
Total United States (identified cost, $55,145,807)                               $    55,815,169
                                                                                 ---------------
Total Bonds & Notes (identified cost, $115,286,631)                              $   120,213,720
                                                                                 ---------------
------------------------------------------------------------------------------------------------
Short-Term Obligations -- 3.8%
------------------------------------------------------------------------------------------------
Banque National De Paris, Euro Time-Deposit                 U.S. Dollars
Cayman Islands, 5.50%, 11/1/96
(at amortized cost)                                            5,000,000         $     5,000,000
                                                                                 ---------------

Total Investments (identified cost, $120,286,631)                                $   125,213,720

Other Assets, less Liabilities, 5.4%                                                   7,193,079
                                                                                 ---------------

Net Assets, 100%                                                                 $   132,406,799
                                                                                 ===============

+Security pledged as collateral on financial futures contracts.

The accompanying notes are an integral part of the financial statements




Financial Statements

Statement of Assets and Liabilities
October 31, 1996

Assets:
Investments, at value (Note 1A) (identified
cost, $120,286,631)                                                     $ 125,213,720
Cash                                                                              659
Foreign currency, at value (identified cost, $7,952)                            7,744
Receivable for investments sold                                             1,896,365
Interest receivable                                                         2,359,131
Deferred organization expenses (Note 1J)                                       10,963
Receivable for foreign
forward currency exchange contracts                                         2,971,260
                                                                        -------------
Total assets                                                            $ 132,459,842
Liabilities:
Payable for daily variation margin on open
financial futures contracts (Note 1E)                  $      29,359
Payable to affiliate --
Trustees' fees                                                   681
Accrued expenses                                              23,003
                                                       -------------
Total liabilities                                                              53,043
                                                                        -------------
Net Assets applicable to investors'
interest in Portfolio                                                   $ 132,406,799
                                                                        =============
Sources of Net Assets:
Net proceeds from capital contributions
and withdrawals                                                         $ 124,488,477
Unrealized appreciation of investments, futures,
options and foreign currency (computed on the
basis of identified cost)                                                   7,918,322
                                                                        -------------
Total                                                                   $ 132,406,799
                                                                        =============





Statement of Operations
For the Year Ended October 31, 1996

Investment Income:
Interest Income --                                                       $  13,181,562
Expenses --
Investment adviser fee (Note 2)                       $     744,744
Administration fee (Note 2)                                 208,657
Compensation of  Trustees not members of the
Investment Adviser's organization (Note 2)                    8,663
Custodian fees                                              138,046
Legal and accounting services                                87,414
Amortization of organization expenses (Note 1J)               4,721
Miscellaneous                                                 7,025
                                                      -------------
Total expenses                                                               1,199,270
                                                                         -------------
Net investment income                                                    $  11,982,292
                                                                         -------------
Realized and Unrealized Gain (Loss) on Investments,
Futures, Options and Foreign Currency:
Net realized gain (loss) (identified cost basis)
(including net loss due to foreign currency rate
fluctuations of $775,003) --
Investment transactions                               $   9,066,256
Financial futures contracts                                (115,205)
Written options                                              23,385
Foreign currency and forward foreign
currency exchange contracts                                 598,763
                                                      -------------
Net realized gain on investments,
futures, options and foreign currency                                    $   9,573,199
Change in unrealized appreciation (depreciation) --
Investments                                           $  (2,027,026)
Financial futures contracts                                 426,241
Foreign currency and forward foreign
currency exchange contracts                               5,421,373
                                                      -------------
Net change in unrealized appreciation
of investments, futures, options and
foreign currency                                                         $   3,820,588
                                                                         -------------
Net realized and unrealized gain on investments,
futures, options and foreign currency                                       13,393,787
                                                                         -------------
Net increase in net assets resulting from operations                     $  25,376,079
                                                                         =============

The accompanying notes are an integral part of the financial statements





Statements of Changes in Net Assets
                                                                     Year Ended October 31,
                                                             ---------------------------------
                                                                  1996                1995
                                                             -------------       -------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                        $  11,982,292       $  16,533,049
Net realized gain (loss) on investments, futures,
options and foreign currency                                     9,573,199         (11,886,837)
Change in unrealized appreciation
of investments, futures, options and foreign currency            3,820,588          15,637,070
                                                             -------------       -------------
Net increase in net assets resulting from operations         $  25,376,079       $  20,283,282
                                                             -------------       -------------
Capital transactions --
Contributions                                                $  10,557,996       $   7,892,611
Withdrawals                                                    (56,110,565)       (112,061,370)
                                                             -------------       -------------
Net decrease in net assets resulting
from capital transactions                                    $ (45,552,569)      $(104,168,759)
                                                             -------------       -------------
Total decrease in net assets                                 $ (20,176,490)      $ (83,885,477)
Net Assets:
At beginning of year                                           152,583,289         236,468,766
                                                             -------------       -------------
At end of year                                               $ 132,406,799       $ 152,583,289
                                                             =============       =============

----------------------------------------------------------------------------------------------
Supplementary Data
                                                               Year Ended October 31,
                                                    ------------------------------------------
                                                       1996            1995            1994*
                                                    ----------      -----------     ----------
Ratios (as a percentage of average net assets):
Expenses                                              0.86%            0.84%          0.82%+
Net investment income                                 8.62%            9.08%          8.41%+
Portfolio Turnover                                      97%              78%            71%

+Computed on an annualized basis.

*For the period from the start of business, March 1, 1994, to October 31, 1994.

The accompanying notes are an integral part of the financial statements




NOTES TO FINANCIAL STATEMENTS

(1) Significant Accounting Policies

Strategic Income Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to provide a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Debt securities (other than mortgage-backed, "pass-through," securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, "pass through," securities are valued using a matrix pricing system which takes into account yield differentials, anticipated prepayments and interest rates. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement price. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income - Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

C. Gains and Losses From Investment Transactions - Realized gains and losses from investment transactions are recorded on the basis of identified cost. For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Fund is subject to special tax rules that may affect the amount, timing, and character of gains recognized on certain of the Portfolio's investments. The Portfolio has elected, under Section 1092 of the Internal Revenue Code (the "Code"), to utilize mixed straddle accounting for certain designated classes of activities involving domestic options and domestic financial futures contracts in determining recognized gains and losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-
Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains and losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

D. Income Taxes - The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E. Financial Futures Contracts - Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin"), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("variation margin") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F. Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains and losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

G. Written Options - The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as a writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

H. Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

I. Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the statement of assets and liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

J. Deferred Organization Expense - Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

K. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credit which is determined based on the average cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operation expenses on the Statement of Operations.

L. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. Other - Investment transactions are accounted for on a trade date basis.

(2) Investment Adviser Fee and Other
Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management
(EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross investment income (i.e., income other than gains from the sale of investments). Such percentages are reduced as average daily net assets exceed certain levels. For the year ended October 31, 1996, the fee was equivalent to 0.54% (annualized) of the Portfolio's average net assets for such period and amounted to $744,744. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $208,657 for the year ended October 31, 1996.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers of the Portfolio and Trustees of the Trust are officers and directors/trustees of the above organizations. Trustees of the Portfolio may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 1996, no significant amounts have been deferred.

(3) Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR or EVM in a $120 million unsecured line of credit agreement with a bank. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, a Eurodollar rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year.

(4) Investment Transactions

The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 1996 were as follows:

Purchases -
Investments (non-U.S. Government)              $ 88,108,189
U.S. Government Securities                       34,398,490
                                               ------------
                                               $122,506,679
                                               ============

Sales -
Investments (non-U.S. Government)              $146,483,894
U.S. Government Securities                        1,284,688
                                               ------------
                                               $147,768,582
                                               ============

(5) Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


A summary of obligations under these financial instruments at October 31, 1996 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
------
                                                                  In Exchange For      Net Unrealized
Settlement                                                      (in United States        Appreciation
Date                 Deliver                                              Dollars)      (Depreciation)
------------------   --------------------------------------      ----------------      --------------
11/25/96             Australian Dollar            4,000,000      $      3,145,400      $      (23,233)
11/5/96-11/29/96     Belgian Franc            1,112,959,031            38,049,468           2,304,779
11/5/96-1/22/97      Swiss Franc                 12,184,273             9,980,904             250,731
11/22/96-12/24/96    Japanese Yen               726,000,000             6,814,064             408,016
12/10/96             New Zealand Dollars            809,921               556,739             (13,202)
                                                                 ----------------      --------------
                                                                 $     58,546,575      $    2,927,091
                                                                 ================      ==============
Purchases
----------
                                                                  In Exchange For      Net Unrealized
Settlement                                                      (in United States        Appreciation
Date                 Deliver                                              Dollars)      (Depreciation)
------------------   --------------------------------------      ----------------      --------------
11/25/96-11/29/96    Belgian Franc              209,500,272      $      6,812,444      $      (80,640)
1/27/97              Canadian Dollar              3,750,000             2,801,958              10,008
1/31/97              Czech Koruna               169,905,000             6,237,335             (33,434)
11/6/96-12/6/96      Indonesian Rupiah       23,750,000,000            10,049,138              98,232
11/26/96             Indian Rupee                73,260,000             2,000,000              40,555
11/13/96-3/25/97     Philippine Peso            252,505,000             9,500,000              13,497
11/08/96             Thai Baht                   63,700,000             2,500,000              (4,049)
                                                                 ----------------      --------------
                                                                 $     39,900,875      $       44,169
                                                                 ================      ==============

Futures Contracts
                                                                                       Net Unrealized
                                                                                         Appreciation
Expiration Date      Contracts                                        Position          (Depreciation)
---------------      ---------                                       ----------        --------------
12/96                47 U.S. 5 year Treasury Bond Futures              Short           $      (58,345)
12/96                39 U.S. 10 year Treasury Bond Futures             Short                  (43,443)
12/96                28 U.S. 30 year Treasury Bond Futures             Short                 (117,411)
12/96                22 Australian 10 year Bond Futures                 Long                  110,629
12/96                70 Canadian 10 year Bond Futures                   Long                  328,220
12/96                107 French 10 year Bond Futures                   Short                 (420,629)
12/96                97 German 10 year Bond Futures                     Long                  297,127
12/96                4 Japanese 10 year Bond Futures                   Short                 (164,969)
                                                                                       --------------
                                                                                       $      (68,821)
                                                                                       ==============

At October 31, 1996, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.


Written Option Transactions

Transactions in written options for the period ended
October 31, 1996 were as follows:

                                       Number
                                   of Contracts    Premiums
                                  -------------  ------------
Outstanding, beginning of year          --              --
Options written                      3,000         $23,385
Options exercised                       --              --
Options expired                     (3,000)       ($23,385)
                                     -----         -------
Outstanding, end of year                --              --
                                     =====         =======

(6) Federal Income Tax Basis of Investments

The cost and unrealized appreciation/depreciation in value of the investments owned at October 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                       $ 120,786,543
                                     =============
Gross unrealized appreciation        $   4,520,011
Gross unrealized depreciation               92,834
                                     -------------
Net unrealized appreciation          $   4,427,177
                                     =============



Report of Independent Accountants

To the Trustees and Investors of Strategic
Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Strategic Income Portfolio, including the portfolio of investments, as of October 31, 1996, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years then ended, and supplementary data for each of the two years then ended and for the period from March 1, 1994 (start of business) to October 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Strategic Income Portfolio as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the supplementary data for each of the two years then ended and for the period from March 1, 1994 (start of business) to October 31, 1994, in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 2, 1996